1 Supplemental Operating and Financial Data ALL AMOUNTS IN THIS REPORT ARE UNAUDITED. SECOND QUARTER 2022 Exhibit 99.2 482 Chaney Avenue Greenwood, IN 671,354 Square Feet ILPT Ownership: 61%

Table of Contents

INDUSTRIAL LOGISTICS PROPERTIES TRUST

CORPORATE INFORMATION

Company Profile	3
Investor Information	4
Equity Research Coverage	5

FINANCIALS

Key Financial Data	6
Condensed Consolidated Balance Sheets	7
Condensed Consolidated Statements of Income (Loss)	8
Debt Summary	9
Debt Maturity Schedule	10
Leverage Ratios and Coverage Ratios	11
Capital Expenditures Summary	12
Property Acquisitions and Dispositions Information Since 1/1/22	13
Joint Ventures	14
Joint Venture - Mountain Industrial REIT LLC	15
Joint Venture - The Industrial Fund REIT LLC	16
Calculation and Reconciliation of NOI and Cash Basis NOI	17
Reconciliation of NOI to Same Property NOI and Calculation of Same Property Cash Basis NOI	18
Calculation of EBITDA, EBITDAre and Adjusted EBITDAre	19
Calculation of FFO Attributable to Common Shareholders and Normalized FFO Attributable to Common Shareholders	20

PORTFOLIO INFORMATION

Portfolio Summary by Property Type	21
Same Property Results of Operations by Property Type	22-23
Occupancy and Leasing Summary	24
Occupancy and Leasing Analysis by Property Type	25
Tenant Credit Characteristics	26
Tenants Representing 1% or More of Total Annualized Rental Revenues	27
Five Year Lease Expiration and Reset Schedule by Property Type	28
Portfolio Lease Expiration Schedule	29

NON-GAAP FINANCIAL MEASURES AND CERTAIN DEFINITIONS 30-31

WARNING CONCERNING FORWARD-LOOKING STATEMENTS 32

ILPT
Nasdaq Listed

Please refer to the Non-GAAP Financial Measures and Certain Definitions for terms used throughout this document.



Supplemental Q2 2022 2

3Supplemental Q2 2022 Corporate Headquarters: Two Newton Place 255 Washington Street, Suite 300 Newton, MA 02458-1634 (t) (617) 219-1460 Stock Exchange Listing: Nasdaq Trading Symbol: Common Shares: ILPT The Company: Industrial Logistics Properties Trust, or ILPT, we, our or us, is a real estate investment trust, or REIT, that owns and leases industrial and logistics properties throughout the United States. As of June 30, 2022, our portfolio was comprised of 412 consolidated properties containing approximately 59.7 million rentable square feet located in 39 states, including 226 buildings, leasable land parcels and easements containing approximately 16.7 million rentable square feet that are primarily industrial lands located on the island of Oahu, HI, and 186 properties containing approximately 43.0 million rentable square feet located in 38 other states, which includes 93 properties owned by a consolidated joint venture arrangement in which we own a 61% equity interest. As of June 30, 2022, we also owned a 22% equity interest in an unconsolidated joint venture, which owns 18 properties located in 12 states containing approximately 11.7 million rentable square feet. ILPT is included in 149 market indices and comprises more than 1% of the following indices as of June 30, 2022: Invesco KBW Premium Yield Equity REIT ETF INAV Index (KBWYIV), Invesco S&P SmallCap Low Volatility ETF INAV Index (XSLVIV), Hoya Capital High Dividend Yield Index (GTR) (RIET), Invesco S&P SmallCap Financials ETF INAV Index (PSCFIV), and the Invesco S&P SmallCap 600 Equal Weight ETF INAV Index (EWSCIV). Management: ILPT is managed by The RMR Group (Nasdaq: RMR). RMR is an alternative asset management company that is focused on commercial real estate and related businesses. RMR primarily provides management services to publicly traded real estate companies, privately held real estate funds and real estate related operating businesses. As of June 30, 2022, RMR had more than $37 billion of real estate assets under management and the combined RMR managed companies had approximately $12 billion of annual revenues, nearly 2,100 properties and approximately 38,000 employees. We believe that being managed by RMR is a competitive advantage for ILPT because of RMR’s depth of management and experience in the real estate industry. We also believe RMR provides management services to us at a lower cost than we would have to pay for similar quality services if we were self managed. Company Profile RETURN TO TABLE OF CONTENTS

4Supplemental Q2 2022 Investor Information Board of Trustees Bruce M. Gans Lisa Harris Jones Matthew P. Jordan Lead Independent Trustee Independent Trustee Managing Trustee Joseph L. Morea Kevin C. Phelan Adam D. Portnoy Independent Trustee Independent Trustee Chair of the Board & Managing Trustee June S. Youngs Independent Trustee Executive Officers Yael Duffy Richard W. Siedel, Jr. President and Chief Operating Officer Chief Financial Officer and Treasurer Contact Information Investor Relations Inquiries Industrial Logistics Properties Trust Financial, investor and media inquiries should be directed to Two Newton Place Kevin Barry, Director, Investor Relations, 255 Washington Street, Suite 300 at (617) 658-0776 or kbarry@ilptreit.com. Newton, MA 02458-1634 (t) (617) 219-1460 (email) info@ilptreit.com (website) www.ilptreit.com RETURN TO TABLE OF CONTENTS 5 Logistics Drive Carlisle, PA 205,090 Square Feet ILPT Ownership: 22%

Equity Research Coverage

INDUSTRIAL LOGISTICS PROPERTIES TRUST

B. Riley Securities, Inc.
Bryan Maher
bmaher@brileyfin.com
(646) 885-5423

Berenberg Capital Markets
Connor Siversky
connor.siversky@berenberg-us.com
(646) 949-9037

BofA Securities
James Feldman
james.feldman@baml.com
(646) 855-5808

BTIG
Thomas Catherwood
tcatherwood@btig.com
(212) 738-6140

JMP Securities
Mitchell Germain
mgermain@jmpsecurities.com
(212) 906-3537

RBC Capital Markets
Michael Carroll
michael.carroll@rbccm.com
(440) 715-2649


3404

3404 Cragmont Drive
Tampa, FL
68,385 Square Feet
ILPT Ownership: 61%

ILPT is followed by the analysts listed here. Please note that any opinions, estimates or forecasts regarding ILPT's performance made by these analysts do not represent opinions, forecasts or predictions of ILPT or its management. ILPT does not by its reference above imply its endorsement of or concurrence with any information, conclusions or recommendations provided by any of these analysts.

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Supplemental Q2 2022
5

Key Financial Data

INDUSTRIAL LOGISTICS PROPERTIES TRUST

(dollars in thousands, except per share data)

	As of and For the Three Months Ended				
	6/30/2022	3/31/2022	12/31/2021	9/30/2021	6/30/2021
Selected Balance Sheet Data:					
Total gross assets	$ 6,166,704	$ 6,286,275	$ 2,076,048	$ 2,212,938	$ 2,091,331
Total assets	$ 5,955,838	$ 6,103,793	$ 1,908,558	$ 2,048,095	$ 1,934,687
Total liabilities	$ 4,520,904	$ 4,499,824	$ 870,516	$ 1,052,066	$ 935,611
Total equity	$ 1,434,934	$ 1,603,969	$ 1,038,042	$ 996,029	$ 999,076
Selected Income Statement Data:					
Rental income	$ 107,222	$ 71,375	$ 56,496	$ 54,981	$ 54,180
Net (loss) income	$ (151,321)	$ (9,787)	$ 63,207	$ 18,307	$ 18,831
Net (loss) income attributable to common shareholders	$ (143,539)	$ (6,514)	$ 63,207	$ 18,307	$ 18,831
NOI	$ 86,894	$ 55,167	$ 43,771	$ 42,947	$ 42,350
Adjusted EBITDAre	$ 80,811	$ 52,532	$ 42,162	$ 41,154	$ 40,862
FFO attributable to common shareholders	$ (2,001)	$ 8,102	$ 31,228	$ 30,278	$ 29,955
Normalized FFO attributable to common shareholders	$ 28,302	$ 27,603	$ 31,714	$ 30,278	$ 30,601
Per Common Share Data (basic and diluted):					
Net (loss) income attributable to common shareholders	$ (2.20)	$ (0.10)	$ 0.97	$ 0.28	$ 0.29
FFO attributable to common shareholders	$ (0.03)	$ 0.12	$ 0.48	$ 0.46	$ 0.46
Normalized FFO attributable to common shareholders	$ 0.43	$ 0.42	$ 0.49	$ 0.46	$ 0.47
Dividends:					
Annualized dividends paid per share [1]	$ 1.32	$ 1.32	$ 1.32	$ 1.32	$ 1.32
Annualized dividend yield (at end of period)	9.4%	5.8%	5.3%	5.2%	5.0%
Normalized FFO attributable to common shareholders payout ratio	76.7%	78.6%	67.3%	71.7%	70.2%


9780 Mopar Drive
Streetsboro, OH
368,060 Square Feet
ILPT Ownership: 61%

[1] Beginning in the third quarter of 2022, we reduced our regular quarterly distribution rate to $0.01 per common share ($0.04 per common share annually).

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Supplemental Q2 2022 6

7Supplemental Q2 2022 Condensed Consolidated Balance Sheets June 30, December 31, 2022 2021 ASSETS Real estate properties: Land $ 1,113,997 $ 699,037 Buildings and improvements 4,012,041 1,049,796 Total real estate properties, gross 5,126,038 1,748,833 Accumulated depreciation (210,866) (167,490) Total real estate properties, net 4,915,172 1,581,343 Investment in unconsolidated joint venture 143,716 143,021 Acquired real estate leases, net 327,319 63,441 Cash and cash equivalents 291,866 29,397 Restricted cash 145,078 — Rents receivable, including straight line rents of $73,549 and $69,173, respectively 90,187 75,877 Other assets, net 42,500 15,479 Total assets $ 5,955,838 $ 1,908,558 (dollars in thousands, except per share data) RETURN TO TABLE OF CONTENTS June 30, December 31, 2022 2021 LIABILITIES AND EQUITY Revolving credit facility $ — $ 182,000 Bridge loan facility 1,379,983 — Mortgage notes payable, net 3,030,585 646,124 Assumed real estate lease obligations, net 24,759 12,435 Accounts payable and other liabilities 78,175 27,772 Due to related persons 7,402 2,185 Total liabilities 4,520,904 870,516 Equity: Equity attributable to common shareholders: Common shares of beneficial interest, $.01 par value: 100,000,000 shares authorized; 65,427,459 and 65,404,592 shares issued and outstanding, respectively 654 654 Additional paid in capital 1,013,418 1,012,224 Cumulative net income 193,855 343,908 Cumulative other comprehensive income 7,572 — Cumulative common distributions (361,911) (318,744) Total equity attributable to common shareholders 853,588 1,038,042 Noncontrolling interest 581,346 — Total equity 1,434,934 1,038,042 Total liabilities and equity $ 5,955,838 $ 1,908,558

Condensed Consolidated Statements of Income (Loss)

INDUSTRIAL LOGISTICS PROPERTIES TRUST

(amounts in thousands, except percentage data and per share data)	Three Months Ended June 30, 2022	Three Months Ended June 30, 2021	Six Months Ended June 30, 2022	Six Months Ended June 30, 2021
Rental income	$ 107,222	$ 54,180	$ 178,597	$ 108,397
Expenses:				
Real estate taxes	13,275	7,489	22,711	14,736
Other operating expenses	7,053	4,341	13,825	9,317
Depreciation and amortization	42,699	11,830	65,577	24,508
Acquisition and certain other transaction costs	–	646	–	646
General and administrative	9,709	4,234	15,786	7,990
Loss on impairment of real estate	100,747	–	100,747	–
Total expenses	173,483	28,540	218,646	57,197
Interest and other income	354	–	832	–
Interest expense (including net amortization of debt issuance costs, premiums and discounts of $34,448, $506, $54,769 and $1,011, respectively)	(77,548)	(8,643)	(118,547)	(17,384)
Loss on sale of real estate	(10)	–	(10)	–
Loss on equity securities	(9,450)	–	(5,758)	–
Loss on early extinguishment of debt	–	–	(828)	–
(Loss) income before income tax expense and equity in earnings of investees	(152,915)	16,997	(164,360)	33,816
Income tax expense	(16)	(42)	(85)	(105)
Equity in earnings of investees	1,610	1,876	3,337	4,457
Net (loss) income	(151,321)	18,831	(161,108)	38,168
Net loss attributable to noncontrolling interest	7,782	–	11,055	–
Net (loss) income attributable to common shareholders	$ (143,539)	$ 18,831	$ (150,053)	$ 38,168
Weighted average common shares outstanding - basic	65,221	65,146	65,217	65,142
Weighted average common shares outstanding - diluted	65,221	65,207	65,217	65,192
Per common share data (basic and diluted):				
Net (loss) income attributable to common shareholders	$ (2.20)	$ 0.29	$ (2.30)	$ 0.58
Additional Data:				
General and administrative expenses / total assets (at end of period)	0.2%	0.2%	0.3%	0.4%
Non-cash straight line rent adjustments included in rental income	$ 3,220	$ 1,951	$ 4,376	$ 3,995
Lease value amortization included in rental income	$ 3,695	$ 171	$ 4,015	$ 351
Lease termination fees included in rental income	$ 30	$ 5	$ 30	$ 512


5300 Centerpoint Parkway
Groveport, OH
581,342 Square Feet
ILPT Ownership: 100%

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Supplemental Q2 2022
8

Debt Summary

INDUSTRIAL LOGISTICS PROPERTIES TRUST

As of June 30, 2022

(dollars in thousands)

Entity	Type	Secured By:	Current Interest Rate [1]	Principal Balance [2]	Maturity Date	Due at Maturity	Years to Maturity
ILPT	Bridge Loan Facility [3]	109 Mainland Properties	4.20%	$ 1,385,158	2/24/2023	$ 1,385,158	0.7
ILPT	Fixed Rate - Interest only	186 Hawaii Properties	4.31%	650,000	2/7/2029	650,000	6.9
ILPT	Fixed Rate - Interest only	17 Mainland Properties	4.42%	700,000	3/9/2032	700,000	10.0
Mountain [4]	Floating Rate - Interest only [5]	82 Mainland Properties	4.04%	1,400,000	3/9/2024 [5]	1,400,000	1.7
Mountain [4]	Fixed Rate - Amortizing	One Mainland Property	3.67%	13,329	5/1/2031	–	8.8
Mountain [4]	Fixed Rate - Amortizing	One Mainland Property	3.10%	27,025	6/1/2035	–	12.9
Mountain [4]	Fixed Rate - Amortizing	One Mainland Property	3.56%	15,191	9/1/2030	–	8.2
Mountain [4]	Fixed Rate - Amortizing	One Mainland Property	4.13%	44,771	11/1/2033	–	11.3
Mountain [4]	Fixed Rate - Amortizing	One Mainland Property	4.14%	14,739	7/1/2032	–	10.0
Mountain [4]	Fixed Rate - Amortizing	One Mainland Property	4.02%	32,078	10/1/2033	–	11.3
Mountain [4]	Fixed Rate - Amortizing	One Mainland Property	3.77%	5,150	4/1/2030	–	7.8
Mountain [4]	Fixed Rate - Amortizing	One Mainland Property	3.85%	5,445	4/1/2030	–	7.8
Mountain [4]	Fixed Rate - Amortizing	One Mainland Property	2.95%	43,395	1/1/2036	–	13.5
Mountain [4]	Fixed Rate - Amortizing	One Mainland Property	4.27%	47,203	11/1/2037	–	15.4
Mountain [4]	Fixed Rate - Amortizing	One Mainland Property	3.25%	53,357	1/1/2038	–	15.5
Mountain [4]	Fixed Rate - Amortizing	One Mainland Property	3.76%	14,588	10/1/2028	–	6.3
	Total / weighted average debt		4.16%	$ 4,451,429		$ 4,135,158	4.1

(1) Interest rates are as of June 30, 2022.

(2) Principal balance excludes unamortized debt issuance costs related to these debts. Total debt outstanding as of June 30, 2022, including unamortized debt issuance costs totaling $40,861, was $4,410,568.

(3) We have a Bridge Loan facility, which has a maturity date of February 24, 2023 and requires interest to be paid at a rate of SOFR plus a premium of 1.75% for the mortgage portion of the facility and a premium of 8.0% for the Mezzanine portion of the facility. Principal balance represents the amount outstanding under our Bridge Loan facility as of June 30, 2022 and excludes any exit or make-whole fees that may be due upon refinancing. We have also purchased an interest rate cap for the duration of this loan with a SOFR strike rate equal to 2.70%.

(4) Mountain is Mountain Industrial REIT LLC. See page 14 for more information.

(5) Our consolidated joint venture, in which we have a 61% interest, has a $1.4 billion secured floating rate loan secured by 82 properties owned by this consolidated joint venture, with an original maturity date of March 9, 2024, subject to three, one year extension options, and requires interest to be paid at a rate of SOFR plus a premium of 2.77%. Interest rate is as of June 30, 2022. We have also purchased an interest rate cap through March 2024 with a SOFR strike rate equal to 3.40%.


Holland

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Supplemental Q2 2022
9

10Supplemental Q2 2022 (1) Principal balance excludes unamortized debt issuance costs related to these debts. Total debt outstanding as of June 30, 2022, including unamortized debt issuance costs totaling $40,861, was $4,410,568. (2) The Floating Rate Loan matures in March 2024, subject to three, one year extension options. Debt Maturity Schedule (1) RETURN TO TABLE OF CONTENTS (dollars in thousands) As of June 30, 2022 $( Th ou sa nd s) $1,385,158 $1,400,000 $10,908 $22,428 $23,268 $24,141 $25,047 $25,988 $26,532 $675,325 $24,686 $22,412 $785,536 Bridge Loan Facility Secured Floating Rate Debt Secured Fixed Rate Debt 2022 2023 2024 2025 2026 2027 2028 2029 2030 2031 2032 and thereafter $0 $250,000 $500,000 $750,000 $1,000,000 $1,250,000 $1,500,000 2020 Joe B. Jackson Parkway Murfreesboro, TN 1,016,281 Square Feet ILPT Ownership: 100% (2) (2)

11Supplemental Q2 2022 As of and For the Three Months Ended 6/30/2022 3/31/2022 12/31/2021 9/30/2021 6/30/2021 Leverage Ratios: Net debt / total gross assets 65.1% 64.2% 38.7% 43.4% 41.3% Net debt / gross book value of real estate assets 73.7% 76.4% 42.3% 45.7% 43.2% Net debt / total market capitalization 74.7% 67.9% 32.5% 36.0% 33.2% Secured debt / total assets 74.7% 73.0% 34.1% 31.7% 33.6% Variable rate debt / net debt 69.4% 69.0% 22.7% 36.9% 28.3% Coverage Ratios: Net debt / annualized Adjusted EBITDAre 12.4x 13.2x 4.8x 5.8x 5.3x Adjusted EBITDAre / interest expense 1.0x 1.4x 4.6x 4.5x 4.7x Leverage Ratios and Coverage Ratios RETURN TO TABLE OF CONTENTS 17001 West Mercury Street Gardner, KS 645,462 Square Feet ILPT Ownership: 100%

12Supplemental Q2 2022 (dollars in thousands) For the Three Months Ended 6/30/2022 3/31/2022 12/31/2021 9/30/2021 6/30/2021 Tenant improvements and leasing costs $ 2,627 $ 3,361 $ 2,736 $ 1,819 $ 441 Building improvements 376 110 1,315 1,625 560 Recurring capital expenditures 3,003 3,471 4,051 3,444 1,001 Development, redevelopment and other activities 7,077 294 556 — 104 Total capital expenditures $ 10,080 $ 3,765 $ 4,607 $ 3,444 $ 1,105 Capital Expenditures Summary RETURN TO TABLE OF CONTENTS 309 Dulty's Lane Burlington, NJ 633,836 Square Feet ILPT Ownership: 100%

13Supplemental Q2 2022 Property Acquisitions and Dispositions Information Since 1/1/2022 (dollars and sq. ft. in thousands, except per sq. ft. data) Acquisitions: Dispositions: Weighted Average Percent Purchase Remaining Leased Date Market Number of Purchase Price / Cap Lease Term at Acquired Buyer Area Properties Sq. Ft. Price Sq. Ft. Rate in Years Acquisition Major Tenants February 2022 Mountain Industrial REIT LLC / ILPT Various 124 25,745 $ 3,734,485 $ 145 4.5% 8.0 97.9% Various July 2022 Mountain Industrial REIT LLC Augusta, GA 1 226 37,996 168 5.3% 14.9 100.0% FedEx Ground Package System, Inc. Total / Weighted Average 125 25,971 $ 3,772,481 $ 145 4.5% 8.1 97.9% RETURN TO TABLE OF CONTENTS We have not disposed of any properties since January 1, 2022.

Joint Ventures

INDUSTRIAL LOGISTICS PROPERTIES TRUST

As of June 30, 2022

(dollars and sq. ft. in thousands)

Investment in Joint Ventures:

Joint Venture	ILPT Ownership	Presentation	Number of Properties	Number of States	Square Feet	ILPT Carrying Value at June 30, 2022	Three Months Ended June 30, 2022: Joint Venture EBITDAre	Three Months Ended June 30, 2022: Joint Venture FFO
Mountain Industrial REIT LLC	61%	Consolidated	93	27	20,755	N/A	$ 28,252 [1]	$ 9,066 [1]
The Industrial Fund REIT LLC	22%	Unconsolidated	18	12	11,726	$ 143,716	$ 11,255	$ 7,620

Joint Venture Debt:

Joint Venture	Secured Debt [2]	Coupon Interest Rate [2]	Maturity Date	Principal Balance at June 30, 2022 [3]	ILPT Ownership	ILPT Share of Principal Balance [4] at June 30, 2022
Mountain Industrial REIT LLC [4]	82 Properties [6]	4.04%	3/9/2024 [6]	$ 1,400,000	61%	$ 854,000
Mountain Industrial REIT LLC	One Property	3.67%	5/1/2031	13,329	61%	8,131
Mountain Industrial REIT LLC	One Property	3.10%	6/1/2035	27,025	61%	16,485
Mountain Industrial REIT LLC	One Property	3.56%	9/1/2030	15,191	61%	9,267
Mountain Industrial REIT LLC	One Property	4.13%	11/1/2033	44,771	61%	27,310
Mountain Industrial REIT LLC	One Property	4.14%	7/1/2032	14,739	61%	8,991
Mountain Industrial REIT LLC	One Property	4.02%	10/1/2033	32,078	61%	19,568
Mountain Industrial REIT LLC	One Property	3.77%	4/1/2030	5,150	61%	3,142
Mountain Industrial REIT LLC	One Property	3.85%	4/1/2030	5,445	61%	3,321
Mountain Industrial REIT LLC	One Property	2.95%	1/1/2036	43,395	61%	26,471
Mountain Industrial REIT LLC	One Property	4.27%	11/1/2037	47,203	61%	28,794
Mountain Industrial REIT LLC	One Property	3.25%	1/1/2038	53,357	61%	32,548
Mountain Industrial REIT LLC	One Property	3.76%	10/1/2028	14,588	61%	8,899
The Industrial Fund REIT LLC	One Property	3.60%	10/1/2023	56,980	22%	12,536
The Industrial Fund REIT LLC	11 Properties	3.33%	11/7/2029	350,000	22%	77,000
				$ 2,123,251		$ 1,136,463

(1) Represents data for the period from February 25, 2022 (formation date of the joint venture) to June 30, 2022.

(2) Includes the interest rate stated in, or determined pursuant to, the contract terms.

(3) Reflects the entire balance of the debt secured by the respective properties.

(4) Reflects our proportionate share of the principal amount of debt balances based on our ownership percentage of the joint venture as of June 30, 2022.

(5) The mortgage loans require interest-only payments until their respective maturity dates.

(6) Our consolidated joint venture, in which we have a 61% interest, has a $1.4 billion secured floating rate loan secured by 82 properties owned by this consolidated joint venture, with an original maturity date of March 9, 2024 subject to three, one year extension options and requires interest to be paid at a rate of SOFR plus a premium of 2.77%. Interest rate is as of June 30, 2022. We have also purchased an interest rate cap through March 2024 with a SOFR strike rate equal to 3.40%.


Holland

Supplemental Q2 2022 14

15Supplemental Q2 2022 GA: 11.3% TX: 10.2% OH: 8.8% IN: 8.4% NC: 6.1% FL: 5.2%IL: 5.2% MI: 4.8% NJ: 4.1% KS: 3.7% MS: 3.6% 16 Other States: 28.6% Joint Venture - Mountain Industrial REIT LLC (dollars and sq. ft. in thousands) Number of Leases Expiring 3 6 6 7 10 12 39 % of Total Annualized Rental Revenues Expiring 2.8% 4.2% 4.0% 7.7% 5.2% 12.1% 64.0% A nn ua liz ed R ev en ue E xp ir in g 2022 2023 2024 2025 2026 2027 2028 and thereafter $0 $5,000 $10,000 $15,000 $20,000 Joint Venture Lease Expiration Schedule As of June 30, 2022 RETURN TO TABLE OF CONTENTS Major Tenants of Consolidated Joint Venture % of Annualized Rental Tenant Revenues of Joint Venture Federal Express Corporation/ FedEx Ground Package System, Inc. 56.4% Amazon.com Services, Inc./ Amazon.com Services LLC 7.2% Home Depot U.S.A., Inc. 4.7% Berkshire Hathaway Inc. 2.6% Autoneum Holding AG 2.6% Geographic Diversification (1) (1) Based on the aggregate annualized rental revenues of our consolidated joint venture as of June 30, 2022.

16Supplemental Q2 2022 IN: 23.4% OH: 17.7% FL: 14.3% AZ: 7.4% VA: 6.9% MS: 6.5% MO: 6.1% KY: 4.9% IA: 4.5% TN: 3.5% MD: 3.0% PA: 1.9% Joint Venture - The Industrial Fund REIT LLC (dollars and sq. ft. in thousands) Number of Leases Expiring 1 4 3 2 4 3 6 % of Total Annualized Rental Revenues Expiring 0.8% 6.1% 10.3% 9.3% 19.8% 8.8% 44.9% A nn ua liz ed R ev en ue E xp ir in g 2022 2023 2024 2025 2026 2027 2028 and thereafter $0 $5,000 $10,000 $15,000 $20,000 Joint Venture Lease Expiration Schedule As of June 30, 2022 RETURN TO TABLE OF CONTENTS Major Tenants of Unconsolidated Joint Venture % of Annualized Rental Tenant Revenues of Joint Venture Amazon.com Services, Inc./ Amazon.com Services LLC 38.4% The Procter & Gamble Distributing LLC 14.2% SKF USA Inc. 6.1% Subaru of America, Inc. 5.5% Geographic Diversification (1) (1) Based on the aggregate annualized rental revenues of our unconsolidated joint venture as of June 30, 2022.

Calculation and Reconciliation of NOI and Cash Basis NOI

INDUSTRIAL LOGISTICS PROPERTIES TRUST

(dollars in thousands)

	For the Three Months Ended					For the Six Months Ended	
	6/30/2022	3/31/2022	12/31/2021	9/30/2021	6/30/2021	6/30/2022	6/30/2021
Calculation of NOI and Cash Basis NOI:							
Rental income	$ 107,222	$ 71,375	$ 56,496	$ 54,981	$ 54,180	$ 178,597	$ 108,397
Real estate taxes	(13,275)	(9,436)	(7,781)	(7,617)	(7,489)	(22,711)	(14,736)
Other operating expenses	(7,053)	(6,772)	(4,944)	(4,417)	(4,341)	(13,825)	(9,317)
NOI	86,894	55,167	43,771	42,947	42,350	142,061	84,344
Non-cash straight line rent adjustments included in rental income	(3,220)	(1,156)	(1,590)	(1,678)	(1,951)	(4,376)	(3,995)
Lease value amortization included in rental income	(3,695)	(320)	(256)	(174)	(171)	(4,015)	(351)
Lease termination fees included in rental income	(30)	–	–	–	(5)	(30)	(512)
Cash Basis NOI	$ 79,949	$ 53,691	$ 41,925	$ 41,095	$ 40,223	$ 133,640	$ 79,486
Reconciliation of Net (Loss) Income to NOI and Cash Basis NOI:							
Net (loss) income	$ (151,321)	$ (9,787)	$ 63,207	$ 18,307	$ 18,831	$ (161,108)	$ 38,168
Equity in earnings of investees	(1,610)	(1,727)	(35,463)	(998)	(1,876)	(3,337)	(4,457)
Income tax expense	16	69	96	72	42	85	105
(Loss) income before income tax expense and equity in earnings of investees	(152,915)	(11,445)	27,840	17,381	16,997	(164,360)	33,816
Loss on early extinguishment of debt	–	828	–	–	–	828	–
Interest and other income	(354)	(478)	–	–	–	(832)	–
Interest expense	77,548	40,999	9,157	9,084	8,643	118,547	17,384
Loss (gain) on equity securities	9,450	(3,692)	–	–	–	5,758	–
Loss (gain) on sale of real estate	10	–	(11,114)	(940)	–	10	–
General and administrative	9,709	6,077	4,006	4,728	4,234	15,786	7,990
Acquisition and certain other transaction costs	–	–	486	–	646	–	646
Loss on impairment of real estate	100,747	–	–	–	–	100,747	–
Depreciation and amortization	42,699	22,878	13,396	12,694	11,830	65,577	24,508
NOI	86,894	55,167	43,771	42,947	42,350	142,061	84,344
Non-cash straight line rent adjustments included in rental income	(3,220)	(1,156)	(1,590)	(1,678)	(1,951)	(4,376)	(3,995)
Lease value amortization included in rental income	(3,695)	(320)	(256)	(174)	(171)	(4,015)	(351)
Lease termination fees included in rental income	(30)	–	–	–	(5)	(30)	(512)
Cash Basis NOI	$ 79,949	$ 53,691	$ 41,925	$ 41,095	$ 40,223	$ 133,640	$ 79,486


158 West Yard Road
Feura Bush, NY
354,000 Square Feet
ILPT Ownership: 100%

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Supplemental Q2 2022
17

18Supplemental Q2 2022 Reconciliation of NOI to Same Property NOI and Calculation of Same Property Cash Basis NOI (dollars in thousands) Three Months Ended June 30, Six Months Ended June 30, 2022 2021 2022 2021 Reconciliation of NOI to Same Property NOI : Rental income $ 107,222 $ 54,180 $ 178,597 $ 108,397 Real estate taxes (13,275) (7,489) (22,711) (14,736) Other operating expenses (7,053) (4,341) (13,825) (9,317) NOI 86,894 42,350 142,061 84,344 Less: NOI of properties not included in same property results (41,499) (1,390) (56,710) (2,790) Same property NOI $ 45,395 $ 40,960 $ 85,351 $ 81,554 Calculation of Same Property Cash Basis NOI : Same property NOI $ 45,395 $ 40,960 $ 85,351 $ 81,554 Less: Non-cash straight line rent adjustments included in rental income (1,938) (1,930) (2,596) (3,953) Lease value amortization included in rental income (3,575) (171) (3,813) (351) Lease termination fees included in rental income (30) (5) (30) (512) Same property Cash Basis NOI $ 39,852 $ 38,854 $ 78,912 $ 76,738 RETURN TO TABLE OF CONTENTS 6825 West County Road 400 North Greenfield, IN 245,041 Square Feet ILPT Ownership: 100%

Calculation of EBITDA, EBITDAre, and Adjusted EBITDAre

INDUSTRIAL LOGISTICS PROPERTIES TRUST

(dollars in thousands)

	For the Three Months Ended					For the Six Months Ended	
	6/30/2022	3/31/2022	12/31/2021	9/30/2021	6/30/2021	6/30/2022	6/30/2021
Net (loss) income	$ (151,321)	$ (9,787)	$ 63,207	$ 18,307	$ 18,831	$ (161,108)	$ 38,168
Plus: interest expense	77,548	40,999	9,157	9,084	8,643	118,547	17,384
Plus: income tax expense	16	69	96	72	42	85	105
Plus: depreciation and amortization	42,699	22,878	13,396	12,694	11,830	65,577	24,508
EBITDA	(31,058)	54,159	85,856	40,157	39,346	23,101	80,165
Loss on impairment of real estate	100,747	–	–	–	–	100,747	–
Loss on sale of real estate	10	–	(11,114)	(940)	–	10	–
Equity in earnings of unconsolidated joint venture	(1,610)	(1,727)	(35,463)	(998)	(1,876)	(3,337)	(4,457)
Share of EBITDAre from unconsolidated joint venture	2,476	2,558	2,000	2,022	1,966	5,034	3,991
Loss (gain) on equity securities	9,450	(3,692)	–	–	–	5,758	–
EBITDAre	80,015	51,298	41,279	40,241	39,436	131,313	76,699
Plus: acquisition and certain other transaction costs	–	–	486	–	646	–	646
Plus: general and administrative expense paid in common shares [1]	796	406	397	913	780	1,202	1,019
Less: loss on early extinguishment of debt	–	828	–	–	–	828	–
Adjusted EBITDAre	$ 80,811	$ 52,532	$ 42,162	$ 41,154	$ 40,862	$ 133,343	$ 81,364


3800 Midlink Drive
Kalamazoo, MI
158,497 Square Feet
ILPT Ownership: 100%

(1) Amounts represent equity based compensation to our trustees, our officers and certain other employees of RMR.



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Supplemental Q2 2022
19

Calculation of FFO Attributable to Common Shareholders and Normalized FFO Attributable to Common Shareholders

INDUSTRIAL LOGISTICS PROPERTIES TRUST

(dollars and shares in thousands, except per share data)

	For the Three Months Ended					For the Six Months Ended	
	6/30/2022	3/31/2022	12/31/2021	9/30/2021	6/30/2021	6/30/2022	6/30/2021
Net (loss) income attributable to common shareholders	$ (143,539)	$ (6,514)	$ 63,207	$ 18,307	$ 18,831	$ (150,053)	$ 38,168
Depreciation and amortization	42,699	22,878	13,396	12,694	11,830	65,577	24,508
Equity in earnings of unconsolidated joint venture	(1,610)	(1,727)	(35,463)	(998)	(1,876)	(3,337)	(4,457)
Loss (gain) on equity securities	9,450	(3,692)	–	–	–	5,758	–
Share of FFO from unconsolidated joint venture	1,676	1,761	1,202	1,215	1,170	3,437	2,406
Loss on impairment of real estate	100,747	–	–	–	–	100,747	–
Loss on sale of real estate	10	–	(11,114)	(940)	–	10	–
FFO adjustments attributable to noncontrolling interest	(11,434)	(4,604)	–	–	–	(16,038)	–
FFO attributable to common shareholders	(2,001)	8,102	31,228	30,278	29,955	6,101	60,625
Loss on early extinguishment of debt	–	828	–	–	–	828	–
Acquisition and certain other transaction costs [(1)]	30,303	18,673	486	–	646	48,976	646
Normalized FFO attributable to common shareholders	$ 28,302	$ 27,603	$ 31,714	$ 30,278	$ 30,601	$ 55,905	$ 61,271
Weighted average common shares outstanding - basic	65,221	65,212	65,212	65,178	65,146	65,217	65,142
Weighted average common shares outstanding - diluted	65,221	65,212	65,231	65,230	65,207	65,217	65,192
Per Common Share Data (basic and diluted):							
Net (loss) income attributable to common shareholders	$ (2.20)	$ (0.10)	$ 0.97	$ 0.28	$ 0.29	$ (2.30)	$ 0.58
FFO attributable to common shareholders	$ (0.03)	$ 0.12	$ 0.48	$ 0.46	$ 0.46	$ 0.09	$ 0.93
Normalized FFO attributable to common shareholders	$ 0.43	$ 0.42	$ 0.49	$ 0.46	$ 0.47	$ 0.86	$ 0.94


12385 Crossroad Drive
Olive Branch, MS
861,889 Square Feet
ILPT Ownership: 61%
Milwaukee
Suite 101

(1) Amounts for the three and six months ended June 30, 2022 and three months ended March 31, 2022 represent finance fees related to the Bridge Loan facility.

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Supplemental Q2 2022 20

21Supplemental Q2 2022 Portfolio Summary By Property Type (dollars and sq. ft. in thousands) (1) Includes buildings, leasable land parcels and easements which are primarily industrial lands located in Hawaii. As of and For the Three Months Ended June 30, 2022 Mainland Hawaii Key Statistics Properties Properties (1) Total Properties 186 226 412 Percent of total 45.1% 54.9% 100.0% Total square feet 43,007 16,729 59,736 Percent of total 72.0% 28.0% 100.0% Leased square feet 42,557 16,503 59,060 Percent leased 99.0% 98.6% 98.9% Rental income $ 75,295 $ 31,927 $ 107,222 Percent of total 70.2% 29.8% 100.0% NOI $ 62,149 $ 24,745 $ 86,894 Percent of total 71.5% 28.5% 100.0% Cash Basis NOI $ 60,401 $ 19,548 $ 79,949 Percent of total 75.5% 24.5% 100.0% RETURN TO TABLE OF CONTENTS 482 Chaney Avenue Greenwood,IN 671,354 Square Feet ILPT Ownership: 61%

22Supplemental Q2 2022 (dollars and sq. ft. in thousands) As of and For the Three Months Ended As of and For the Six Months Ended 6/30/2022 6/30/2021 6/30/2022 6/30/2021 Properties: Mainland Properties 60 60 60 60 Hawaii Properties 226 226 226 226 Total 286 286 286 286 Square Feet (1): Mainland Properties 16,905 16,902 16,905 16,902 Hawaii Properties 16,729 16,729 16,729 16,729 Total 33,634 33,631 33,634 33,631 Percent Leased (2): Mainland Properties 100.0% 100.0% 100.0% 100.0% Hawaii Properties 98.6% 97.8% 98.6% 97.8% Total 99.3% 98.9% 99.3% 98.9% Rental income: Mainland Properties $ 24,961 $ 24,599 $ 50,400 $ 49,775 Hawaii Properties 31,927 27,789 58,597 55,024 Total $ 56,888 $ 52,388 $ 108,997 $ 104,799 (1) Subject to modest adjustments when space is remeasured or reconfigured for new tenants and when land leases are converted to building leases. (2) Includes (i) space being fitted out for occupancy pursuant to existing leases, if any, and (ii) space which is leased but is not occupied or is being offered for sublease by tenants, if any. Same Property Results of Operations By Property Type RETURN TO TABLE OF CONTENTS 5156 American Road Rockford, IL 38,360 Square Feet ILPT Ownership: 100%

23Supplemental Q2 2022 As of and For the Three Months Ended As of and For the Six Months Ended 6/30/2022 6/30/2021 6/30/2022 6/30/2021 NOI: Mainland Properties $ 20,650 $ 20,268 $ 41,313 $ 40,870 Hawaii Properties 24,745 20,692 44,038 40,684 Total $ 45,395 $ 40,960 $ 85,351 $ 81,554 Cash Basis NOI: Mainland Properties $ 20,305 $ 19,878 $ 40,579 $ 39,775 Hawaii Properties 19,547 18,976 38,333 36,963 Total $ 39,852 $ 38,854 $ 78,912 $ 76,738 NOI % Change: Mainland Properties 1.9% 1.1 % Hawaii Properties 19.6% 8.2 % Total 10.8% 4.7 % Cash Basis NOI % Change: Mainland Properties 2.1% 2.0 % Hawaii Properties 3.0% 3.7 % Total 2.6% 2.8 % Same Property Results of Operations by Property Type (Cont.) (dollars in thousands) RETURN TO TABLE OF CONTENTS 101 North Campus Drive Imperial, PA 125,860 Square Feet ILPT Ownership: 61%

Occupancy and Leasing Summary (1) (2)

INDUSTRIAL LOGISTICS PROPERTIES TRUST

(dollars and sq. ft. in thousands, except per sq. ft. data)

	As of and For the Three Months Ended				
	6/30/2022	03/31/2022	12/31/2021	9/30/2021	6/30/2021
Properties	412	412	288	294	291
Total sq. ft. [3]	59,736	59,736	33,991	36,488	35,201
Square feet leased	59,060	59,059	33,713	36,120	34,833
Percentage leased	98.9%	98.9%	99.2%	99.0%	99.0%
Leasing Activity (Sq. Ft.):					
New leases	2,652	281	152	17	114
Renewals	1,082	548	1,076	754	371
Rent resets	138	56	336	47	79
Total	3,872	885	1,564	818	564
% Change in GAAP Rent:					
New leases	104.7%	60.9%	22.4%	24.2%	12.3%
Renewals	29.1%	15.7%	6.3%	19.3%	14.7%
Rent resets	37.2%	35.8%	32.1%	34.5%	37.4%
Weighted average (by square feet)	61.3%	27.9%	15.1%	20.5%	17.9%
Leasing Costs and Concession Commitments [4]:					
New leases	$ 3,025	$ 2,355	$ 1,039	$ 21	$ 691
Renewals	2,945	2,417	2,431	2,505	600
Total	$ 5,970	$ 4,772	$ 3,470	$ 2,526	$ 1,291
Leasing Costs and Concession Commitments per Sq. Ft. [5]:					
New leases	$ 1.14	$ 8.38	$ 6.84	$ 1.20	$ 6.06
Renewals	$ 2.72	$ 4.41	$ 2.26	$ 3.33	$ 1.62
Total	$ 1.60	$ 5.76	$ 2.83	$ 3.28	$ 2.66
Weighted Average Lease Term by Sq. Ft. (Years):					
New leases	28.3	12.6	15.3	8.3	11.8
Renewals	9.1	6.9	9.5	8.2	6.3
Total	22.7	8.9	10.2	8.2	7.6
Leasing Costs and Concession Commitments per Sq. Ft. per Year [4][5]:					
New leases	$ 0.04	$ 0.66	$ 0.45	$ 0.15	$ 0.51
Renewals	$ 0.30	$ 0.64	$ 0.24	$ 0.41	$ 0.26
Total	$ 0.07	$ 0.65	$ 0.28	$ 0.40	$ 0.35

(1) This leasing summary is based on leases entered into during the periods indicated.

(2) Excludes properties owned by an unconsolidated joint venture. See page 14 for additional information regarding this joint venture.

(3) Subject to modest adjustments when space is remeasured or reconfigured for new tenants and when land leases are converted to building leases.

(4) Includes commitments made for leasing expenditures and concessions, such as tenant improvements, leasing commissions, tenant reimbursements and free rent.

(5) Amounts are per square foot per year for the weighted average lease term by leased square feet.

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Supplemental Q2 2022 24

25Supplemental Q2 2022 Occupancy and Leasing Analysis by Property Type (sq. ft. in thousands) Sq. Ft. Leased New and As of 3/31/2022 Expired Renewal As of 6/30/2022 Property Type 3/31/2022 % Leased (2) Leases Leases 6/30/2022 % Leased Mainland Properties 42,555 98.9% (524) 526 42,557 99.0 % Hawaii Properties 16,504 98.7% (3,209) 3,208 16,503 98.6 % Total 59,059 98.9% (3,733) 3,734 59,060 98.9% (1) Subject to modest adjustments when space is remeasured or reconfigured for new tenants and when land leases are converted to building leases. (2) Excludes effects of space remeasurements during the period, if any. Percent leased includes (i) space being fitted out for occupancy, if any, and (ii) space which is leased but is not occupied or is being offered for sublease by tenants, if any. RETURN TO TABLE OF CONTENTS Total Sq. Ft. (1) Sq. Ft. Leases Executed During As of the Three Months Ended 6/30/2022 Property Type 6/30/2022 New Renewals Total Mainland Properties 43,007 2 524 526 Hawaii Properties 16,729 2,650 558 3,208 Total 59,736 2,652 1,082 3,734

26Supplemental Q2 2022 As of June 30, 2022 Mainland Properties % of Annualized Rental Revenues Investment Grade Rated: 20.8% Subsidiaries of Investment Grade Rated Parent Entities: 51.7% Other Unrated or Non-Investment Grade: 27.5% Investment Grade Rated: 20.4% Subsidiaries of Investment Grade Rated Parent Entities: 38.2% Other Leased Hawaii Lands: 19.4% Other Unrated or Non-Investment Grade: 22.0% Consolidated Properties % of Annualized Rental Revenues % of Annualized Rental Revenues Mainland Tenant Credit Characteristics Properties Consolidated Investment grade rated 20.8% 20.4% Subsidiaries of investment grade rated parent entities 51.7% 38.2% Other leased Hawaii lands —% 19.4% Subtotal investment grade rated, subsidiaries of investment grade rated parent entities and other leased Hawaii lands 72.5% 78.0% Other unrated or non-investment grade 27.5% 22.0% 100.0% 100.0% Tenant Credit Characteristics RETURN TO TABLE OF CONTENTS 725 Darlington Avenue Mahwah, NJ 167,424 Square Feet ILPT Ownership: 100%

27Supplemental Q2 2022 % of Total No. of Leased % of Total Annualized Rental Tenant States Properties Sq. Ft. (1) Leased Sq. Ft. (1) Revenues 1 Federal Express Corporation/ FedEx Ground Package System, Inc. AL, AR, CO, FL, GA, HI, IA, ID, IL, IN, KS, LA, MD, MI, MN, MO, MS, NC, ND, NE, NJ, NV, NY, OH, OK, PA, SC, TN, TX, UT, VA, VT, WA, WI 83 12,883 21.8% 29.2% 2 Amazon.com Services, Inc./ Amazon.com Services LLC AL,IN, OK, SC, TN, VA 8 4,539 7.7% 6.8% 3 Home Depot U.S.A., Inc. GA, HI, IL 4 3,365 5.7% 4.4% 4 UPS Supply Chain Solutions, Inc. NH, NY 3 794 1.3% 1.6% 5 Restoration Hardware, Inc. MD 1 1,195 2.0% 1.5% 6 Servco Pacific, Inc. HI 7 629 1.1% 1.4% 7 American Tire Distributors, Inc. CO, LA, NE, NY, OH 5 722 1.2% 1.3% 8 TD SYNNEX Corporation OH 2 939 1.6% 1.1% 9 EF Transit, Inc. IN 1 535 0.9% 1.0% 10 Shaw Industries, Inc. GA 1 832 1.4% 1.0% 11 Mercedes-Benz US International, Inc. AL 1 530 0.9% 1.0% 116 26,963 45.6% 50.3% Tenants Representing 1% or More of Total Annualized Rental Revenues RETURN TO TABLE OF CONTENTS As of June 30, 2022 (sq. ft. in thousands) 125 North Troy Hill Road Colorado Springs, CO 225,362 Square Feet ILPT Ownership: 100%

Five Year Lease Expiration and Reset Schedule by Property Type

INDUSTRIAL LOGISTICS PROPERTIES TRUST

As of June 30, 2022

(dollars and sq. ft. in thousands)

	Total	2022	2023	2024	2025	2026	2027 and Thereafter
Mainland Properties Expirations:							
Total sq. ft.	43,007						
Leased sq. ft.	42,557	604	3,583	4,216	4,271	2,367	27,516
Percent		1.4%	8.4%	9.9%	10.0%	5.6%	64.7%
Annualized rental revenues	$ 297,307	$ 4,453	$ 22,745	$ 27,731	$ 24,533	$ 16,325	$ 201,520
Percent		1.5%	7.7%	9.3%	8.3%	5.5%	67.7%
Hawaii Properties Expirations:							
Total sq. ft.	16,729						
Leased sq. ft.	16,503	638	378	599	250	397	14,241
Percent		3.9%	2.3%	3.6%	1.5%	2.4%	86.3%
Annualized rental revenues	$ 121,179	$ 4,627	$ 2,379	$ 4,597	$ 1,474	$ 4,002	$ 104,100
Percent		3.8%	2.0%	3.8%	1.2%	3.3%	85.9%
Total Expirations:							
Total sq. ft.	59,736						
Leased sq. ft.	59,060	1,242	3,961	4,815	4,521	2,764	41,757
Percent		2.1%	6.7%	8.2%	7.7%	4.7%	70.6%
Annualized rental revenues	$ 418,486	$ 9,080	$ 25,124	$ 32,328	$ 26,007	$ 20,327	$ 305,620
Percent		2.2%	6.0%	7.7%	6.2%	4.9%	73.0%
Next Scheduled Rent Resets at Hawaii Properties:							
Reset sq. ft.	3,678	–	370	192	156	154	2,806
Percent [1]		–%	2.2%	1.2%	0.9%	0.9%	17.0%
Annualized rental revenues	$ 22,947	$ –	$ 2,085	$ 1,266	$ 826	$ 1,296	$ 17,474
Percent [1]		–%	1.7%	1.0%	0.7%	1.1%	14.4%


945 Monument Drive
Lebanon, IN
962,500 Square Feet
ILPT Ownership: 22%

(1) Percent based on Hawaii Properties leased square feet and Hawaii Properties annualized rental revenues for Hawaii Properties.

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Supplemental Q2 2022
28

29Supplemental Q2 2022 Cumulative % of Total Cumulative % % of Total % of Total Leased Leased of Total Leased Annualized Annualized Annualized Number of Square Feet Square Feet Square Feet Rental Revenues Rental Revenues Rental Revenues Period / Year Tenants Expiring Expiring Expiring Expiring Expiring Expiring 7/1/2022-12/31/2022 20 1,242 2.1% 2.1% $ 9,080 2.2% 2.2% 2023 38 3,961 6.7% 8.8% 25,124 6.0% 8.2% 2024 48 4,815 8.2% 17.0% 32,328 7.7% 15.9% 2025 29 4,521 7.7% 24.7% 26,007 6.2% 22.1% 2026 23 2,764 4.7% 29.4% 20,327 4.9% 27.0% 2027 35 8,396 14.2% 43.6% 49,036 11.7% 38.7% 2028 28 4,876 8.3% 51.9% 34,017 8.1% 46.8% 2029 17 3,428 5.8% 57.7% 16,573 4.0% 50.8% 2030 14 2,155 3.6% 61.3% 18,284 4.4% 55.2% 2031 16 3,265 5.5% 66.8% 25,587 6.1% 61.3% Thereafter 130 19,637 33.2% 100.0% 162,123 38.7% 100.0% Total 398 59,060 100.0% $ 418,486 100.0% Weighted average remaining lease term (in years) 8.8 9.2 Portfolio Lease Expiration Schedule RETURN TO TABLE OF CONTENTS (dollars and sq. ft. in thousands) As of June 30, 2022 996 Paragon Way Rock Hill, SC 945,023 Square Feet ILPT Ownership: 100%

30Supplemental Q2 2022 FFO and Normalized FFO Attributable to Common Shareholders: We calculate funds from operations, or FFO, attributable to common shareholders and Normalized FFO attributable to common shareholders as shown on page 20. FFO attributable to common shareholders is calculated on the basis defined by The National Association of Real Estate Investment Trusts, or Nareit, which is net income (loss) attributable to common shareholders, calculated in accordance with GAAP, excluding loss on impairment of real estate, any gain or loss on sale of real estate, equity in earnings of an unconsolidated joint venture and any realized and unrealized gains or losses on equity securities, plus real estate depreciation and amortization of consolidated properties and our proportionate share of FFO of unconsolidated joint venture properties and minus FFO adjustments attributable to noncontrolling interest, as well as certain other adjustments currently not applicable to us. In calculating Normalized FFO attributable to common shareholders, we adjust for the items shown on page 20 including similar adjustments for our unconsolidated joint venture, if any, and exclude acquisition and transaction costs expensed under GAAP. FFO attributable to common shareholders and Normalized FFO attributable to common shareholders are among the factors considered by our Board of Trustees when determining the amount of distributions to our shareholders. Other factors include, but are not limited to, requirements to maintain our qualification for taxation as a REIT, limitations in the agreements governing our debt, the availability to us of debt and equity capital, our distribution rate as a percentage of the trading price of our common shares, or dividend yield, and our dividend yield compared to the dividend yields of other industrial REITs, our expectation of our future capital requirements and operating performance and our expected needs for and availability of cash to pay our obligations. Other real estate companies and REITs may calculate FFO attributable to common shareholders and Normalized FFO attributable to common shareholders differently than we do. Non-GAAP Financial Measures: We present certain “non-GAAP financial measures” within the meaning of the applicable rules of the Securities and Exchange Commission, including FFO attributable to common shareholders, Normalized FFO attributable to common shareholders, EBITDA, EBITDAre, Adjusted EBITDAre, NOI, same property NOI, Cash Basis NOI and same property Cash Basis NOI. These measures do not represent cash generated by operating activities in accordance with GAAP and should not be considered alternatives to net income (loss) or net income (loss) attributable to common shareholders as indicators of our operating performance or as measures of our liquidity. These measures should be considered in conjunction with net income (loss) and net income (loss) attributable to common shareholders as presented in our condensed consolidated statements of income (loss). We consider these non-GAAP measures to be appropriate supplemental measures of operating performance for a REIT, along with net income (loss) and net income (loss) attributable to common shareholders. We believe these measures provide useful information to investors because by excluding the effects of certain historical amounts, such as depreciation and amortization expense, they may facilitate a comparison of our operating performance between periods and with other REITs and, in the case of NOI and Cash Basis NOI, reflecting only those income and expense items that are generated and incurred at the property level may help both investors and management to understand the operations of our properties. NOI and Cash Basis NOI: The calculations of net operating income, or NOI, and Cash Basis NOI exclude certain components of net income (loss) in order to provide results that are more closely related to our property level results of operations. We calculate NOI and Cash Basis NOI as shown on pages 17 and 18. We define NOI as income from our rental of real estate less our property operating expenses. NOI excludes amortization of capitalized tenant improvement costs and leasing commissions that we record as depreciation and amortization expense. We define Cash Basis NOI as NOI excluding non-cash straight line rent adjustments, lease value amortization and lease termination fees, if any. We use NOI and Cash Basis NOI to evaluate individual and company-wide property level performance. Other real estate companies and REITs may calculate NOI and Cash Basis NOI differently than we do. Non-GAAP Financial Measures and Certain Definitions EBITDA, EBITDAre and Adjusted EBITDAre: We calculate earnings before interest, taxes, depreciation and amortization, or EBITDA, EBITDA for real estate, or EBITDAre, and Adjusted EBITDAre as shown on page 19. EBITDAre is calculated on the basis defined by Nareit, which is EBITDA, including our proportionate share of EBITDAre from unconsolidated joint venture properties, and excluding gains and losses on the sale of real estate, equity in earnings of an unconsolidated joint venture, loss on impairment of real estate, if any, realized and unrealized gains or losses on equity securities, as well as certain other adjustments currently not applicable to us. In calculating Adjusted EBITDAre, we adjust for the items shown on page 19 . Other real estate companies and REITs may calculate EBITDA, EBITDAre and Adjusted EBITDAre differently than we do. RETURN TO TABLE OF CONTENTS

31Supplemental Q2 2022 Non-GAAP Financial Measures and Certain Definitions (Cont.) Annualized dividend yield - Annualized dividend yield is the annualized dividend paid during the applicable period divided by the closing price of our common shares at the end of the relevant period. Annualized rental revenues - Annualized rental revenues is the annualized contractual rents, as of June 30, 2022, including straight line rent adjustments and excluding lease value amortization, adjusted for tenant concessions including free rent and amounts reimbursed to tenants, plus estimated recurring expense reimbursements from tenants. Building improvements - Building improvements generally include (i) expenditures to replace obsolete building components and (ii) expenditures that extend the useful life of existing assets. Development, redevelopment and other activities - Development, redevelopment and other activities generally include capital expenditures projects that (i) reposition a property or (ii) result in new sources of revenue. Gross book value of real estate assets - Gross book value of real estate assets is real estate assets at cost, plus certain acquisition related costs, if any, before depreciation and purchase price allocations, less impairment writedowns, if any. Leased square feet - Leased square feet is pursuant to existing leases as of June 30, 2022, and includes (i) space being fitted out for occupancy, if any, and (ii) space which is leased but is not occupied, or is being offered for sublease by tenants, if any. Leasing costs - Leasing costs include leasing related costs, such as brokerage commissions and tenant inducements. Net debt - Net debt is total debt less cash. Percent change in GAAP rent - Percent change in GAAP rent is the percent change from prior rents charged for same space. Rents include estimated recurring expense reimbursements and exclude lease value amortization. Same space represents the same land area and building area (with leasing rates for vacant space based upon the most recent rental rate for the same space). Same property - For the three months ended June 30, 2022 and 2021, same property NOI and Cash Basis NOI are based on properties that we owned as of June 30, 2022 and that we owned continuously since April 1, 2021, excluding properties owned by an unconsolidated joint venture. For the six months ended June 30, 2022 and 2021, same property NOI and Cash Basis NOI are based on properties that we owned as of June 30, 2022 and that we owned continuously since January 1, 2021, excluding properties owned by an unconsolidated joint venture. Tenant improvements - Tenant improvements include capital expenditures used to improve tenants' space or amounts paid directly to tenants to improve their space. Total gross assets - Total gross assets is total assets plus accumulated depreciation. Total market capitalization - Total market capitalization is total debt plus the market value of our common shares at the end of the applicable period. RETURN TO TABLE OF CONTENTS

32Supplemental Q2 2022 This supplemental operating and financial data may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and other securities laws. Whenever we use words such as “believe”, “expect”, “anticipate”, “intend”, “plan”, “estimate”, “will”, “may” and negatives or derivatives of these or similar expressions, we are making forward-looking statements. These forward-looking statements are based upon our present intent, beliefs or expectations, but forward-looking statements are not guaranteed to occur and may not occur. Actual results may differ materially from those contained in or implied by our forward-looking statements. Forward-looking statements involve known and unknown risks, uncertainties and other factors, some of which are beyond our control. The information contained in our filings with the SEC, including under “Risk Factors” in our periodic reports, or incorporated therein, identifies important factors that could cause our actual results to differ materially from those stated in or implied by our forward-looking statements. Our filings with the SEC are available on the SEC's website at www.sec.gov. You should not place undue reliance upon forward-looking statements. Except as required by law, we do not intend to update or change any forward-looking statements as a result of new information, future events or otherwise. Warning Concerning Forward-Looking Statements RETURN TO TABLE OF CONTENTS